                                                                   EXHIBIT 25.01

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      __________________________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a Trustee Pursuant to
                               Section 305(b)___

                         BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

           New York                                        13-4941093
(State of incorporation or organization                 (I.R.S. employer
      if not a U.S. national bank)                      identification no.)

Wall Street Plaza, 88 Pine Street, 19th Floor
             New York, New York                               10005
(Address of trustee's principal executive offices)          (Zip code)


                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                 Wall Street Plaza, 88 Pine Street 19th Floor
                              New York, NY  10005
                                (212) 701-7602
           (Name, address and telephone number of agent for service)
                     ____________________________________

                      ADELPHIA COMMUNICATIONS CORPORATION
              (Exact name of obligor as specified in its charter)

              Delaware                                      23-2417713
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                       identification number)


                             Main at Water Street
                        Coudersport, Pennsylvania 16915
                   (Address of principal executive offices)
                    ______________________________________

                            Senior Debt Securities
                        (Title of Indenture Securities)


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Item 1.    General Information.
           --------------------

  Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

              Federal Reserve Bank of New York
              33 Liberty Street, New York N.Y. 10045

              State of New York Banking Department
              2 Rector Street, New York, N.Y. 10006

  (b) Whether it is authorized to exercise corporate trust powers.

              The Trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with the Obligor.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

             The obligor is not an affiliate of the trustee.

Item 16.    List of Exhibits.
            -----------------

  List below all exhibits filed as part of this statement of eligibility.

     A Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118

     B. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

     C. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118

     D. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D"


                                       SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of September, 1998.


                                       BANK OF MONTREAL TRUST COMPANY


                                       By:         /s/ Peter Morse
                                          ----------------------------------
                                          Peter Morse
                                          Vice President

                                                                     EXHIBIT "D"
STATEMENT OF CONDITION

                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK

ASSETS
Due From Banks                              $ 2,370,653

Investment Securities:
 State & Municipal                           15,681,498
 Other                                              100
                                            -----------
  Total Securities                           15,681,598

Loans and Advances
 Federal Funds Sold                           3,600,000
 Overdrafts                                      17,873
                                            -----------
  Total Loans and Advances                    3,617,873


Investment in Harris Trust, NY                9,270,606
Premises and Equipment                          456,041
Other Assets                                  2,563,377
                                            -----------
                                             12,290,024

  TOTAL ASSETS                              $33,960,148

LIABILITIES

Trust Deposits                                7,325,695
Other Liabilities                               878,941
                                            -----------
  TOTAL LIABILITIES                           8,204,636

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
 Fully Paid - 10,000 Shares of $100 Each      1,000,000
Surplus                                       4,222,188
Retained Earnings                            20,368,086
Equity - Municipal Gain/Loss                    165,238
                                            -----------
  TOTAL CAPITAL ACCOUNTS                     25,755,512

  TOTAL LIABILITIES
   AND CAPITAL ACCOUNTS                     $33,960,148
------------------------------------------  -----------

I, Mark F. Mclaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                              Mark F. Mclaughlin
                               December 31,1998

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healy
                              Steven R. Rothbloom